EXHIBIT 10.18.6

                                                                       EXECUTION

                              TERM PROMISSORY NOTE

$750,000.00                                                Boston, Massachusetts
Due: December 1, 2002                                   Dated: December 11, 1995

         FOR VALUE RECEIVED, the undersigned, BOSTON BIOMEDICA, INC., ("BBI"), BTRL CONTRACTS AND SERVICES, INC. ("BTRL") and BBI-NORTH AMERICAN CLINICAL LABORATORIES, INC. ("NACL"), each of which is a Massachusetts corporation validly created, legally existing and in good standing under the laws of the Commonwealth of Massachusetts and each of which has its "Notice Address" at 375 West Street, West Bridgewater, Massachusetts 02379, with BBI having its principal place of business at its Notice Address, BTRL having its principal place of business at 3 Taft Court, Rockville, Maryland 20850 and NACL having its principal place of business at 75 North Mountain Road, New Britain, Connecticut 06053 (BBI, BTRL and NACL, together with their successors and assigns, are collectively referred to herein as the "Borrower") JOINTLY AND SEVERALLY, AND UNCONDITIONALLY PROMISE TO PAY TO THE ORDER OF THE FIRST NATIONAL BANK OF BOSTON, a national banking association having an office and "Notice Address" at Bank of Boston-Worcester Tower, P.O. Box 15073, 100 Front Street, Worcester, Massachusetts 01608-1438 (together with its successors and assigns, the
"Lender") the principal sum of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000.00), with interest on the unpaid balance thereof from the date hereof until paid at the rate and in the manner herein provided, in lawful money of the United States of America.

         Note Issued Pursuant to Loan Agreement. This Note is issued pursuant to a certain Real Estate Loan Agreement (the "Loan Agreement") by and among the Borrower and the Lender, and the holder hereof is entitled to the benefits of the Loan Agreement, and all other agreements, instruments, guarantees and other documents defined therein as the "Financing Documents". Terms not otherwise specifically defined in this Term Promissory Note (hereinafter referred to as the "Note") shall have the respective meanings given to them in the Loan Agreement.

         Interest Rate. The unpaid principal of this Note from time to time outstanding shall bear interest, computed on the basis of actual number of days elapsed over a year assumed to have three hundred and sixty (360) days, at an interest rate per annum equal to one percent (1%) per annum above the rate of interest established from time to time by the Lender as its Base Lending Rate (the "Base Rate"), such interest rate to be determined on a daily basis and adjusted from time to time on the effective date of any change in the Base Rate by the Lender (the "Adjusted Base Rate"); provided, however, that the Borrower may, at any time, elect to have interest computed hereunder pursuant to the Fixed Rate Option (as hereinafter defined) by written notice to the Lender, which notice, once sent to the Lender, shall be irrevocable. In the absence of the election of the Fixed Rate Option, the principal amount outstanding hereunder shall bear interest at the Adjusted Base Rate.






         "Fixed Rate Option" as used herein shall mean the one-time option of the Borrower to have interest computed hereunder on the basis of an interest rate per annum equal to two and one-half percent (2.50%) per annum above the "Fixed Rate" (as hereinafter defined) (the "Adjusted Fixed Rate") for a period of three, four or five years (the "Fixed Rate Period"). The "Fixed Rate" shall be the fixed rate of interest quoted by the Lender for the outstanding principal balance hereunder for the remainder of the term hereunder. Upon expiration of the Fixed Rate Period, the principal amount outstanding hereunder shall then immediately bear interest at the Adjusted Base Rate for the balance at the term hereof, if any.

         Certain Provisions Regarding Interest. The Borrower acknowledges that the Base Rate is a reference rate and not necessarily the lowest rate charged by the Lender to borrowers. Interest per annum shall be calculated for the actual number of days elapsed, from time to time, over a year assumed to have 360 days. Therefore, each dollar of principal outstanding hereunder for all or any part of a day shall accrue interest equal to 1/360th of the annual interest accruing hereunder on each such dollar. Interest shall accrue on each day or part thereof that any principal is outstanding including Sundays, holidays and all days during which the Lender is not open for the conduct of business.

         Interest Increase after Maturity or Acceleration. Any and all amounts not paid when due hereunder, whether after the Maturity Date (as hereinafter defined), by acceleration or otherwise, shall accrue interest, payable on demand, at the annual rate equal to four percent (4%) above the Base Rate (the "Default Rate"), if permitted by law, calculated as above from the date when due until so paid.

         Payments. Commencing on January 1st, 1996, and on the same day of each month thereafter until the Maturity Date, payments on this Note shall be made in eighty-four (84) consecutive monthly installments of principal and interest. The first eighty-three (83) such installments shall be equal to one-eighty-fourth (1/84th) of the principal amount of this Note, plus accrued and unpaid interest in arrears. The last installment shall comprise the then unpaid principal balance of this Note together with all accrued and unpaid interest and any and all other fees, charges, costs and expenses due and payable to the Lender hereunder.

         Late Charges. If any payment due hereunder is not paid within ten (10) days of its due date, the Borrower will also pay to the Lender, on demand and in addition to all other amounts payable hereunder, an amount equal to three percent (3%) of the amount of such payment. The assessment or collection of late charges is not intended and shall not be construed to permit payment of any amount payable hereunder beyond the applicable due date thereof. The time period which is allowed before the assessment of late charges is not intended and shall not be construed as a grace or cure period with respect to payment or performance of any obligation hereunder.

         Prepayment. "Prepayment" shall mean any payment of the outstanding principal due hereunder, whether in whole or in part, (a) on any date in advance of the date scheduled therefor, or (b) following acceleration of the loan as a consequence of the occurrence of any Event of Default, as defined below. Any Prepayment made by the Borrower (other than a payment of the full outstanding principal balance due under the Note) must be in an amount which is an integral multiple of $10,000. Prior to the making of any Prepayment, the Borrower shall:
(a) deliver five (5) days' prior written notice to the Lender apprising the Lender of the making of such Prepayment, (b) pay all accrued interest and other accrued charges and costs of Lender to the date of prepayment on the principal amount so prepaid, (c) pay a Prepayment premium equal to one percent (1%) of the amount prepaid in the event that such Prepayment is from a refinancing, and (d) if, at the time of Prepayment, the Borrower has elected the Fixed Rate Option, pay the Fixed Rate Prepayment Premium as defined in the next sentence of this paragraph. The "Fixed Rate Prepayment Premium" shall be an amount reasonably determined by the Lender for the loss, if any, including any lost profits, resulting from such prepayment. The Borrower shall pay the Prepayment premium or the Fixed Rate Prepayment Premium, whichever is applicable, upon presentation by the Lender of a statement therefor, which in either case shall be deemed true and correct, absent manifest error. In addition, in the case of the Fixed Rate Prepayment Premium, such statement shall set forth the Lender's calculation of the same, which statement and calculation (including the method of calculation) shall be deemed true and correct, absent manifest error. Any amounts prepaid by the Borrower may not be subsequently re-borrowed from the Lender.

         Notwithstanding the foregoing, "Prepayment" as defined in the immediately preceding paragraph shall not include repayment of Fifty Thousand and 00/100 Dollars ($50,000.00) upon the sale of the so-called "Manley Property" in full compliance with, and as more particularly described in, a certain Letter Agreement between the Borrower and the Lender of even date and delivery herewith (the "Letter Agreement").

         Application of Payments. Any payments received by the Lender on account of this Note prior to the Maturity Date or by acceleration or otherwise, shall be applied: first, to any fees, charges, costs and expenses then owed to the Lender by the Borrower in connection with this Note; second to accrued and unpaid interest on the unpaid balance of principal; and third, to the unpaid balance of principal hereof. Any payments received by the Lender on account of this Note after the Maturity Date or by acceleration or otherwise shall be applied in such manner as the Lender may determine.

         Maturity Date. The entire outstanding principal balance hereof together with all accrued and unpaid interest thereon and all fees, charges, costs and expenses due the Lender hereunder shall be due and payable on December 1, 2002 (the "Maturity Date").

         Security Provided in Other Writings. Payment and performance of this Note may be secured, from time to time, now or hereafter, as provided in one or more security agreements, mortgages, pledges, assignments or any other instruments, documents or agreements ("Security"), whether or not such Security specifically refers to this Note. Any and all such Security may provide, in general terms, that such Security secures obligations of the Borrower to the Lender however and whenever evidenced, created or arising. Payment and performance of this Note is hereby secured by such Security without specific reference to this Note, and, in addition, this
Note is secured by any and all Security which specifically refers to or provides security for this Note, or is referenced in the Loan Agreement or otherwise.

         Grant of Security in Accounts and Other Property in Possession of the Lender. To secure the payment and performance of this Note, the Borrower hereby grants to the Lender a continuing security interest in and to: (a) any and all deposits and sums at any time credited by or due from the Lender (or any of its banking or lending affiliates) to the Borrower; and (b) any or all cash, instruments, securities and other property of the Borrower, in the possession, custody or control (whether for safekeeping or otherwise) of, or in transit to or from, the Lender or any such affiliate, including such property in the possession of any third party acting on behalf of the Lender or any such affiliate, regardless of the reason for the receipt, possession, custody or control of such property or any prior release thereof, conditional or otherwise. Upon demand, maturity or acceleration of the payment of this Note, as applicable, the Lender may, at any time, sell or dispose of any or all such property and apply the proceeds thereof against the indebtedness of this Note. With respect to all such property, the Lender shall have the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws, the choice and manner of exercise of any right or remedy being in the Lender's sole discretion. No such right or remedy shall be exclusive, and each may be exercised by the Lender concurrently or in any order or combination as the Lender may select, from time to time. The Lender shall have the right to foreclose the security interest granted herein by any available judicial procedure and to sell the same with or without judicial process; the Lender may sell or otherwise dispose of such property or any part thereof at public or private sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Lender may elect; and, except as to any part of such property which is perishable or which threatens to decline speedily in value, or is of the type customarily sold on a recognized market, the Lender shall give the Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to the Borrower at least seven
(7) days prior to such sale is reasonable notification. The Lender may (but shall have no obligation to) bid for and become the purchaser of any such property.

         Setoff. With respect to any and all deposits and sums referred to above, upon the Maturity Date or upon acceleration of the payment of this Note, the Lender may, at any time, apply or setoff all or any portion of such deposits or sums against the indebtedness evidenced by this Note, regardless of any other collateral or security available to the Lender.

         Payment of Costs and Attorney's Fees. The Borrower agrees, and all co-makers and guarantors also agree, jointly and severally, to pay all costs incurred by the Lender, including all attorneys' reasonable fees and out-of-pocket costs and expenses, including court costs, in connection with (i) the administration or implementation of the loan evidenced by this Note, (ii) the collection of the indebtedness evidenced by this Note, or (iii) the preservation, protection, collection or enforcement of any of the Lender's rights or remedies hereunder or under any other instrument securing or guaranteeing this Note, against the Borrower or any co-maker or guarantor, or against any collateral securing this Note or securing any other instrument, document or agreement securing or guaranteeing this Note (whether or not suit is instituted by or against the Lender).

         Waivers and Consents by Borrower and Others. By making or guaranteeing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, the Borrower, and each co-maker, guarantor, and other person or entity now or hereafter liable for the payment of any of the indebtedness evidenced by this Note, respectively, agrees to waive: presentment for payment; protest; demand; notice of protest, demand, dishonor and non-payment of this Note; all other notices; all other defenses in the nature thereof, including all suretyship defenses; and any and all other demands or notices otherwise required to be given in connection with the delivery, acceptance, endorsement, performance, default or enforcement of this Note, any and all borrowings or advances hereunder, any and all guarantees or undertakings hereof, and any security taken, granted or released, from time to time, in connection herewith. The Borrower and each such co-maker, guarantor and other person or entity hereby consents, without notice: (a) to the substitution, exchange or release, from time to time, of any collateral securing this Note or any part thereof; (b) to the acceptance, from time to time, by the Lender of any additional collateral or security for this Note, or the acceptance, from time to time, of other makers, guarantors or other obligors of this Note, (c) to the modification, substitution, extension or amendment, from time to time, of this Note and any other instrument, document or agreement securing or guaranteeing this Note, at the request of any person or entity liable thereon; (d) to the granting of any extension of the time for payment of this Note or any other indulgence for the performance of the agreements, covenants and conditions contained in this Note, or any other instrument, document or agreement securing or guaranteeing this Note, at the request of any person or entity liable thereon; (e) to any and all other extensions, forbearances and indulgences whatsoever granted by the Lender with respect to this Note, any other liability of the Borrower, or any collateral securing this Note or any other liability of the Borrower to the Lender; and any and all assignments or transfers of this Note and any part or all of the indebtedness evidenced hereby or any security therefor or guarantees thereof to any successor, assignee, participant or other party. The happening of any one or more of the foregoing events shall not alter or diminish the liability of any person or entity liable on this Note. The release by the Lender of the Borrower or any one or more co-makers or guarantors shall not release any other person obligated on account of this Note, except only for payments actually received by Lender free and clear of the rights of all other parties. No person or entity obligated on account of this Note may seek contribution from any other person or entity also obligated unless and until all liabilities, obligations, and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

         Joint and Several Obligations; Binding Effect. This Note and the liabilities of the Borrower shall be the joint and several obligation of each of the undersigned, if more than one, and each guarantor, co-maker, and surety, and shall be binding upon each of them and each of their respective heirs, representatives, successors and assigns, and shall inure to the benefit of the Lender and its successors, indorsees and assigns. Each reference in this Note to the Borrower, any co-maker and any guarantor refers to each such person or entity individually and also to all such persons and entities jointly. The term "Lender" shall include the Lender and each other payee hereof, or any indorsee of this Note in possession hereof, or the bearer hereof if the Note is at the time payable to the bearer.

         The Lender's Rights Reserved. No delay or omission on the part of the Lender in exercising or enforcing any of the Lender's rights, powers, privileges or remedies or discretions hereunder or under any instrument or agreement which is given or may be given to secure or guaranty the indebtedness evidenced hereby, shall operate as a waiver thereof, or of any other right, power, privilege or remedy of such holder on that occasion or on any other occasion, nor shall any delay, omission or waiver on any one occasion be deemed to be a bar to or waiver of the same or any other right on any future occasion, and no waiver of a default hereunder shall operate as a waiver of any other default nor as a continuing waiver.

         Default. The entire unpaid principal balance of this Note and all accrued and unpaid interest thereon and all other fees, charges, costs and expenses hereunder shall become immediately due and payable, without demand, prior to the maturity of this Note, at the sole option of the Lender, (exercisable without demand, notice or protest, which are hereby waived) regardless of any prior forbearance or indulgence by the Lender, upon the occurrence of one or more Events of Default as that term is defined in the Loan Agreement.

         Commercial Purposes. The Borrower hereby represents to the Lender that the proceeds of this Note shall be used exclusively for business or commercial purposes and not for personal, family or household purposes.

         Payment of Proceeds. The proceeds of any and all loans or advances pursuant to this Note may be paid to or at the direction of the Borrower.

         Authority to Debit Accounts. The Borrower hereby authorizes the Lender to charge or debit any deposit account of the Borrower with the Lender to effect any payment due hereunder, all without prior notice.

         Authority to Complete this Note. In the event that this Note is delivered in an incomplete form in any respect, the Borrower and each co-maker, guarantor and other person or entity liable hereon, hereby authorizes the Lender, without further notice, to complete any blank spaces and to date the Note, if undated, as of the date funds are first advanced hereunder.

         Currency and Payments. All payments on this Note shall be made in lawful currency of the United States of America, in each case without deduction, setoff or counterclaim. All payments on this Note shall be made in immediately available funds. With respect to any payment on this Note which is made by check, the Lender may treat such amount as outstanding pending final collection thereof, and interest hereunder shall continue to accrue pending such final collection.

         Acknowledgment of Terms and Receipt of a Copy. The Borrower has read all of the terms and conditions of this Note and has received an exact copy of this Note.

         Severability of Provisions. Any determination that any provision of this Note or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality and enforceability of such provision in any other instance, nor the validity, legality or enforceability of any other provision hereof.

         Headings. The headings appearing in this Note are used for convenience only and should not be deemed to affect the interpretation of this Note.

         Sealed Instrument.  This Note shall take effect as a sealed instrument.

         Books and Records; Copies as Evidence. The Lender's books and records concerning the Lender's loans and advances to the Borrower, the accrual of interest thereon, and the repayment of such loans, advances and interest, shall be prima facie evidence of the indebtedness owed under this Note. In any proceeding with respect to this Note, any photographic, photostatic, microfilm or similar reproduction of this Note shall be admissible in evidence as though it were the original, whether or not the original hereof is in existence and whether or not such reproduction was made in the regular course of business.

         Governing Law; Jurisdiction for Proceedings. This Note is delivered to the Lender in Boston, Massachusetts and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts for all purposes and in all respects. The Borrower, and each co-maker and guarantor of this Note submits to the non-exclusive jurisdiction of the courts of The Commonwealth of Massachusetts for all purposes with respect to this Note and any collateral given to secure their respective liabilities, obligations and indebtedness to the Lender, and their respective relationships with the Lender.

         Legal Limitation on Interest. Notwithstanding any other provision of this Note to the contrary, in the event that interest pursuant to the provisions of this Note is finally determined by a court of competent jurisdiction to be subject to usury or other similar laws affecting the maximum allowable interest chargeable then, and only then, and only to the extent of such final determination, the maximum amount of interest payable under this Note shall be the maximum amount of interest determined by such court to be allowed by such laws.

         Notices and Notice Addresses. The respective Notice Addresses of the Lender and the Borrower are those stated at the beginning of this Note, together with the following additions: (a) for the Lender, "Attention: Commercial Banking Department"; and (b) for the Borrower, "Attention: Kevin W. Quinlan, Chief Financial Officer". To the extent required or voluntarily given, all notices or demands hereunder shall be sufficient and shall be deemed to have been given if made in writing and given in accordance with the provisions for notice contained in the Loan Agreement. Any party may change its Notice Address hereunder by giving notice of such change to the other party in accordance with the provisions of this subsection.

         IN WITNESS WHEREOF, the Borrower has executed this Note, as an instrument under seal as of the date appearing on the first page of this Note.

                                                 BORROWER

                                                 BOSTON BIOMEDICA, INC.



/s/ Suanne C. St. Charles                      By: /s/ Richard T. Schumacher
--------------------------                         -----------------------------
Witness as to Borrower                             Richard T. Schumacher
                                                   President
                                                   Hereunto duly authorized

                                               BTRL CONTRACTS AND SERVICES, INC.



                                               By: /s/ Richard T. Schumacher
                                                   -----------------------------
                                                   Richard T. Schumacher
                                                   President
                                                   Hereunto duly authorized

                                               BBI - NORTH AMERICAN CLINICAL
                                               LABORATORIES, INC.



                                               By: /s/ Richard T. Schumacher
                                                   -----------------------------
                                                   Richard T. Schumacher
                                                   President
                                                   Hereunto duly authorized